GILMAN & CIOCIA INC - 10-Q
--------------------------------------------------------------------------------

EXHIBIT 32.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Gilman + Ciocia, Inc. (the "Company") for the three months ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael
P. Ryan, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ Michael P. Ryan
    -------------------
Name: Michael P. Ryan
Chief Executive Officer

Date: November 14, 2007